                                                                    EXHIBIT 10.5


                           EMPLOYEE BENEFITS AGREEMENT


                                     BETWEEN


                              QUALCOMM INCORPORATED

                                       AND

                        LEAP WIRELESS INTERNATIONAL, INC.


                                __________, 1998




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                                TABLE OF CONTENTS

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ARTICLE 1             DEFINITIONS.................................................................................1

         1.1      Affiliate.......................................................................................1

         1.2      Close of the Distribution Date..................................................................1

         1.3      COBRA...........................................................................................1

         1.4      Code............................................................................................1

         1.5      Distribution Date...............................................................................1

         1.6      DOL.............................................................................................1

         1.7      ERISA...........................................................................................1

         1.8      Executive Retirement Plans......................................................................2

         1.9      FMLA............................................................................................2

         1.10     Health and Welfare Plans........................................................................2

         1.11     Immediately after the Distribution Date.........................................................2

         1.12     Individual Agreement............................................................................2

         1.13     IRS.............................................................................................2

         1.14     Long Term Incentive Plan........................................................................2

         1.15     Medical Plan....................................................................................2

         1.16     Non-Employee Director...........................................................................2

         1.17     Option..........................................................................................3

         1.18     Participating Company...........................................................................3

         1.19     Participation Commencement Time.................................................................3

         1.20     Person..........................................................................................3

         1.21     Plan............................................................................................3

         1.22     QUALCOMM 401(k) Plan............................................................................3

         1.23     QUALCOMM Entity.................................................................................3

         1.24     QUALCOMM Stock Value............................................................................3

         1.25     QUALCOMM WCP....................................................................................3

         1.26     SEC.............................................................................................3

         1.27     Leap 401(k) Plan................................................................................4

         1.28     Leap Entity.....................................................................................4

         1.29     Leap Individual.................................................................................4
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                                TABLE OF CONTENTS
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         1.30     Leap Stock Value................................................................................4

         1.31     Stock Purchase Plan.............................................................................4

ARTICLE 2             GENERAL PRINCIPLES..........................................................................4

         2.1      Assumption of Liabilities.......................................................................4

         2.2      Leap Participation in QUALCOMM Plans............................................................4

         2.3      Establishment Of Leap Plans.....................................................................5

         2.4      Terms Of Participation In Leap Plans............................................................5

ARTICLE 3             HEALTH AND WELFARE PLANS....................................................................6

         3.1      COBRA And Direct Pay............................................................................6

         3.2      FMLA............................................................................................6

         3.3      QUALCOMM Workers' Compensation Program Administration Of Claims.................................6

ARTICLE 4             DEFINED CONTRIBUTION PLANS..................................................................7

         4.1      Leap 401(k) Plan................................................................................7

         4.2      Leap Executive Retirement Plans.................................................................8

ARTICLE 5             EMPLOYEE BENEFITS AND NON-EMPLOYEE DIRECTOR BENEFITS UNDER QUALCOMM LONG-TERM
                      INCENTIVE PLANS.............................................................................8

         5.1      Leap Option Grants with respect to Certain QUALCOMM Options.....................................8

         5.2      Adjustment of QUALCOMM Options held by Persons other than Employees, Consultants and
                  Non-Employee Directors of QUALCOMM..............................................................9

         5.3      Amendment of QUALCOMM Options held by Leap Employees............................................9

         5.4      Savings Clause.................................................................................10

         5.5      Issuance of Leap Shares with respect to Certain QUALCOMM Option Exercises......................10

         5.6      Black-out of Certain Exercises of QUALCOMM Options.............................................10

         5.7      Registration Requirements......................................................................10

ARTICLE 6             GENERAL AND ADMINISTRATIVE.................................................................11

         6.1      Accounting Methodologies And Assumptions.......................................................11

         6.2      Sharing Of Participant Information.............................................................11

         6.3      Non-Termination Of Employment; No Third-Party Beneficiaries....................................11

         6.4      Beneficiary Designations.......................................................................11
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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         6.5      Requests For Agency Rulings And Opinions.......................................................11

         6.6      Fiduciary Matters..............................................................................12

         6.7      Consent Of Third Parties.......................................................................12

ARTICLE 7             MISCELLANEOUS..............................................................................12

         7.1      Effect If Distribution Does Not Occur..........................................................12

         7.2      Relationship Of Parties........................................................................12

         7.3      Affiliates.....................................................................................12

         7.4      Third Party Beneficiaries......................................................................12

         7.5      Notices........................................................................................13

         7.6      Severability...................................................................................13

         7.7      Modification And Amendment; Entire Agreement...................................................13

         7.8      Dispute Resolution.............................................................................14

         7.9      Governing Law..................................................................................14


Schedule I        QUALCOMM Health and Welfare Plans

Exhibit A         Distribution Stock Option Agreement

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                                      iii.

                           EMPLOYEE BENEFITS AGREEMENT

         THIS EMPLOYEE BENEFITS AGREEMENT ("Agreement"), dated as of _______________, 1998, is by and between QUALCOMM INCORPORATED ("QUALCOMM") and LEAP WIRELESS INTERNATIONAL, INC. ("Leap"). Certain capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article 1 hereof or as assigned to them in the Separation and Distribution Agreement between the parties dated as of the date hereof (the "Separation Agreement").

         WHEREAS, QUALCOMM and Leap have entered into the Separation and Distribution Agreement and certain other agreements that will govern certain matters relating to the Separation, the Distribution and the relationship of QUALCOMM and Leap and their respective Subsidiaries following the Distribution; and

         WHEREAS, pursuant to the Separation and Distribution Agreement, QUALCOMM and Leap have agreed to enter into this agreement allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between them.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For purposes of this Agreement the following terms shall have the following meanings:

         1.1 AFFILIATE means with respect to any other Person, a Person that controls, is controlled by, or is under common control with, such other Person.

         1.2 CLOSE OF THE DISTRIBUTION DATE means 11:59:59 P.M., Pacific Standard Time or Pacific Daylight Time (whichever shall then be in effect), on the Distribution Date.

         1.3 COBRA means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         1.4 CODE means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

         1.5 DISTRIBUTION DATE has the meaning given such term in the Separation and Distribution Agreement.

         1.6      DOL means the United States Department of Labor.

         1.7 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.



                                       1.

         1.8 EXECUTIVE RETIREMENT PLANS, when immediately preceded by "QUALCOMM," means the QUALCOMM Executive Retirement Plan and the QUALCOMM Executive Retirement Matching Contribution Plan. When immediately preceded by "Leap," Executive Retirement Plans means the Leap Executive Retirement Plan and the Leap Executive Retirement Matching Contribution Plan.

         1.9 FMLA means the Family and Medical Leave Act of 1993, as amended.

         1.10 HEALTH AND WELFARE PLANS, when immediately preceded by "QUALCOMM," means the health and welfare plans established and maintained by QUALCOMM for the benefit of employees of QUALCOMM and certain QUALCOMM Entities, and such other health and welfare plans or programs as may apply to such employees as of the Distribution Date. When immediately preceded by "Leap," Health and Welfare Plans means the health and welfare plans to be established by Leap effective no later than Immediately after the Distribution Date as the successors in interest to the QUALCOMM Health and Welfare Plans.

         1.11 IMMEDIATELY AFTER THE DISTRIBUTION DATE means 12:00 A.M., Pacific Standard Time or Pacific Daylight Time (whichever shall then be in effect), on the day after the Distribution Date.

         1.12 INDIVIDUAL AGREEMENT means a contract or agreement (whether written or unwritten) entered into between (a) QUALCOMM, a QUALCOMM Entity, Leap or a Leap Entity and (b) a single QUALCOMM employee that establishes the right of such individual to any unique executive compensation or benefits not provided to other QUALCOMM employees including a supplemental pension benefit, hiring bonus, loan, guaranteed payment, special allowance, tax equalization or disability benefit.

         1.13     IRS means the Internal Revenue Service.

         1.14 LEAP 401(k) PLAN means the Leap 401(k) Savings Plan to be established by Leap effective on or before Immediately after the Distribution Date, as a qualified defined contribution plan under ERISA and the Code.

         1.15 LEAP ENTITY means any Person that is, at the relevant time, an Affiliate of Leap.

         1.16 LEAP INDIVIDUAL means any individual who at the Participation Commencement Time, is either actively employed by or on leave of absence from QUALCOMM or Leap, and is to be an employee of (or on leave of absence from) Leap as of the Distribution.

         1.17 LEAP STOCK VALUE means the last sales price per share of Leap Common Stock (traded on a "when-issued" basis) on the Distribution Date.

         1.18 LONG TERM INCENTIVE PLAN, when immediately preceded by "QUALCOMM," means any of the QUALCOMM 1991 Stock Option Plan, as amended, and Non-Employee Directors' Stock Option Plan, as amended. When immediately preceded by "Leap," Long Term Incentive Plan means either of the 1998 Stock Option Plan or 1998 Non-Employee Directors' Stock Option Plan to be adopted by Leap prior to Immediately after the Distribution Date.

         1.19 MEDICAL PLAN, when immediately preceded by "QUALCOMM," means the QUALCOMM Medical Expense Plan for Employees. When immediately preceded by "Leap," Medical Plan means the medical plan to be established by Leap effective no later than Immediately after the Distribution Date as the successor in interest to the QUALCOMM Medical Plan.

         1.20 NON-EMPLOYEE DIRECTOR, when immediately preceded by "QUALCOMM," means a member of QUALCOMM's Board of Directors who is not an employee of QUALCOMM or a QUALCOMM Entity. When immediately preceded by "Leap," Non-



                                       2.

Employee Director means a member of Leap's Board of Directors who is not an employee of Leap or a Leap Entity.

         1.21 OPTION, when immediately preceded by "QUALCOMM," means an option to purchase QUALCOMM Common Stock. When immediately preceded by "Leap," Option means an option to purchase Leap Common Stock, in each case pursuant to a Long Term Incentive Plan of either QUALCOMM or Leap.

         1.22 PARTICIPATING COMPANY means (a) QUALCOMM, (b) any Person that QUALCOMM has approved for participation in, and which is participating in, a QUALCOMM Plan, and (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of such Person that, by the terms of such Plan, participate in or are covered by such Plan.

         1.23 PARTICIPATION COMMENCEMENT TIME, when applied to Leap, means the time that the first Leap Individual becomes an employee of Leap or a Leap Entity, and when applied to a Leap Individual, means the time that such Leap Individual first becomes an employee of Leap or a Leap Entity.

         1.24     PERSON means any individual or legal entity.

         1.25 PLAN, when immediately preceded by "QUALCOMM" or "Leap," means any plan, policy, program, payroll practice, ongoing arrangement, contract, trust, insurance policy or other agreement or funding vehicle providing benefits to employees or Non-Employee Directors of QUALCOMM or a QUALCOMM Entity, or Leap or a Leap Entity, as applicable, other than Individual Agreements. The term "Plan" includes, but is not limited to, any Executive Retirement Plans, Health and Welfare Plans, Long Term Incentive Plans, Medical Plans, and Stock Purchase Plans.

         1.26 QUALCOMM 401(k) PLAN means the QUALCOMM 401(k) Savings Plan, as in effect from time to time.

         1.27 QUALCOMM ENTITY means any Person that is, at the relevant time, an Affiliate of QUALCOMM, except that, for periods beginning on and after the Participation Commencement Time, the term "QUALCOMM Entity" shall not include Leap or a Leap Entity.

         1.28 QUALCOMM STOCK VALUE means the last sales price per share of QUALCOMM Common Stock on the Nasdaq National Market on the Distribution Date, less one-fourth of the Leap Stock Value.

         1.29 QUALCOMM WCP means the QUALCOMM Workers' Compensation Program, comprised of the various arrangements established by QUALCOMM or a QUALCOMM Entity to comply with the workers' compensation requirements of the states in which QUALCOMM or a QUALCOMM Entity conducts business.

         1.30    SEC means the United States Securities and Exchange Commission.



                                       3.

         1.31 STOCK PURCHASE PLAN, when immediately preceded by "QUALCOMM," means the QUALCOMM 1991 Employee Stock Purchase Plan and the QUALCOMM 1996 Non-Qualified Employee Stock Purchase Plan. When immediately preceded by "Leap," Stock Purchase Plan means the employee stock purchase plan to be established by Leap prior to Immediately after the Distribution Date as an "employee stock purchase plan" meeting the requirements set forth in Section 423 of the Code.

                                    ARTICLE 2

                               GENERAL PRINCIPLES

         2.1      ASSUMPTION OF LIABILITIES.

                  Leap hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following Liabilities (regardless of when or where such Liabilities arose or arise or were or are incurred), except to the extent otherwise set forth in this Agreement, or the Separation and Distribution Agreement: (a) all Liabilities to or relating to any Leap Individual, and his or her respective dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by QUALCOMM or a QUALCOMM Entity before becoming a Leap Individual (but only to the extent such Liabilities arise under a QUALCOMM Plan, a Leap Plan or an Individual Agreement); (b) all other Liabilities to or relating to Leap Individuals and other employees or former employees of Leap or a Leap Entity, and their dependents and beneficiaries, to the extent relating to, arising out of or resulting from future, present or former employment with Leap or a Leap Entity (including Liabilities under QUALCOMM Plans, Leap Plans and Individual Agreements); (c) all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with Leap or a Leap Entity; and (d) all other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by Leap, a Leap Entity, or a Leap Plan pursuant to this Agreement. As to bonus arrangements under a QUALCOMM Plan or Individual Agreement for which QUALCOMM has accrued a liability, a Leap individual's termination of employment with QUALCOMM to become a Leap Individual shall not prevent or terminate Leap's assumption of the liability to pay such bonus amount, even though the relevant QUALCOMM Plan or Individual Agreement may provide that termination of employment with QUALCOMM terminates QUALCOMM's liability for this bonus.

         2.2      LEAP PARTICIPATION IN QUALCOMM PLANS.

                  (a) PARTICIPATION IN QUALCOMM PLANS. Effective as of the Participation Commencement Time, and ending as of the Close of the Distribution Date, and subject to the terms and conditions of this Agreement, to the extent practicable and/or required by applicable laws and regulations to occur prior to the Distribution,


                                       4.

Leap shall become a Participating Company in the QUALCOMM Plans in effect as of the Participation Commencement Time.

                  (b) QUALCOMM'S GENERAL OBLIGATIONS AS PLAN SPONSOR. QUALCOMM shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, the QUALCOMM Plans, and shall have the sole discretion and authority to interpret, enforce and amend the QUALCOMM Plans as set forth therein.

                  (c) LEAP'S GENERAL OBLIGATIONS AS PARTICIPATING COMPANY. Leap shall perform with respect to its participation in the QUALCOMM Plans, and shall cause each other Leap Entity that is a Participating Company in any QUALCOMM Plan to perform, the duties of a Participating Company as set forth in such Plans or any procedures adopted pursuant thereto.

                  (d) TERMINATION OF PARTICIPATING COMPANY STATUS. Effective as of the Close of the Distribution Date, Leap and each Leap Entity shall cease to be a Participating Company in the QUALCOMM Plans. Notwithstanding the foregoing, QUALCOMM and Leap may mutually agree to a different date on which, as to a particular QUALCOMM Plan, Leap and each Leap Entity shall cease to be a Participating Company.

                  (e) LEAP DISCLOSURE RESPONSIBILITIES. Leap shall provide QUALCOMM any and all information relating to Leap Individuals that is necessary for QUALCOMM to administer the QUALCOMM Plans, including, but not limited to, the Leap-employment history of Leap Individuals.

         2.3 ESTABLISHMENT OF LEAP PLANS. Effective no later than Immediately after the Distribution Date, Leap shall adopt, or cause to be adopted, the Leap Long Term Incentive Plan(s), the Leap 401(k) Plan, an executive retirement plan (the "Leap Executive Retirement Plan"), an executive retirement matching plan (the "Leap Executive Retirement Matching Contribution Plan"), the Leap Medical Plan, the Leap Stock Purchase Plan, and the Leap Health and Welfare Plans for the benefit of current, future, and former employees of Leap and the Leap Entities.

         2.4 TERMS OF PARTICIPATION IN LEAP PLANS. The Leap Plans shall be in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding QUALCOMM Plans with respect to Leap Individuals and all other employees and former employees of Leap and the Leap Entities, and beneficiaries and dependents thereof. QUALCOMM and Leap shall agree on methods and procedures, including amending the respective Plan documents, to prevent Leap Individuals from receiving duplicative benefits from the QUALCOMM Plans and the Leap Plans. With respect to Leap Individuals, each Leap Plan shall provide that all service determinations that, as of the Close of the Distribution Date, were recognized under each corresponding QUALCOMM Plan, if any, shall, as of Immediately after the Distribution Date and thereafter, receive full recognition, credit, and validity and be taken into account under such Leap Plan to the same extent as if such determinations had occurred under such Leap Plan, except to the extent that duplication of benefits would result. Nothing in this Section 2.4, or any other provision of this Agreement, however, shall require Leap to adopt all of the types of Plans sponsored by QUALCOMM on the Distribution Date or to provide that the terms of a Leap Plan shall be the same or similar to the terms of any corresponding QUALCOMM Plan.



                                       5.

                                    ARTICLE 3

                            HEALTH AND WELFARE PLANS

         3.1 COBRA AND DIRECT PAY. Through the Close of the Distribution Date, QUALCOMM shall be responsible for administering compliance with the health care continuation coverage requirements of COBRA and the QUALCOMM Health and Welfare Plans with respect to Leap Individuals and other employees and former employees of Leap and the Leap Entities, and beneficiaries and dependents thereof; and Leap and the Leap Entities shall be responsible for filing all necessary employee change notices with respect to their respective employees in accordance with applicable QUALCOMM policies and procedures. Effective Immediately after the Distribution Date, Leap shall solely be responsible for administering compliance with the health care continuation coverage requirements of COBRA for the Leap Health and Welfare Plans, and shall cooperate and coordinate with QUALCOMM, as appropriate, to allow QUALCOMM to administer compliance with the health care continuation requirements of COBRA for the QUALCOMM Health and Welfare Plans.

         3.2      FMLA.

                  (a) Through the Close of the Distribution Date, QUALCOMM shall be responsible for administering compliance with the FMLA with respect to Leap Individuals and all other employees of Leap and the Leap Entities. Leap and the Leap Entities shall be responsible for determining whether their respective employees are eligible for leave under the FMLA in accordance with the FMLA.

                  (b) Effective Immediately after the Distribution Date: (i) Leap shall honor, and shall cause each Leap Entity to honor, all terms and conditions of leaves of absence which have been granted to any Leap Individual and all other employees of Leap and the Leap Entities under the FMLA before the Close of the Distribution Date by QUALCOMM, Leap, or a Leap Entity, including such leaves that are to commence after the Distribution Date; (ii) Leap and each Leap Entity shall be solely responsible for administering compliance with the FMLA with respect to their employees; and (iii) Leap and each Leap Entity shall recognize all periods of service of Leap Individuals and all other employees of Leap and the Leap Entities with QUALCOMM or a QUALCOMM Entity, as applicable, to the extent such service is recognized by QUALCOMM for the purpose of eligibility for leave entitlement under the FMLA; provided, that no duplication of benefits shall be required by the foregoing.

                  (c) As soon as administratively possible after the Close of the Distribution Date, QUALCOMM shall provide to Leap copies of all records pertaining to the FMLA with respect to all Leap Individuals and all other employees of Leap and the Leap Entities to the extent such records have not been provided previously to Leap or a Leap Entity.

         3.3    QUALCOMM WORKERS' COMPENSATION PROGRAM ADMINISTRATION OF CLAIMS.

                  (a) Through the Close of the Distribution Date, QUALCOMM shall continue to be responsible for the administration of all claims that are, or have been, incurred under the QUALCOMM WCP before the Close of the Distribution Date by Leap Individuals and other


                                       6.

employees and former employees of Leap and the Leap Entities through the Close of the Distribution Date ("Leap WCP Claims").

                  (b) Effective Immediately after the Distribution Date, (i) Leap shall, to the extent Legally Permissible (as defined below), be responsible for the administration of all Leap WCP Claims, and (ii) QUALCOMM shall be responsible for the administration of all Leap WCP Claims not administered by Leap pursuant to clause (i). Any determination made, or settlement entered into, by either party, or its insurance company, with respect to Leap WCP Claims for which it is administratively responsible shall be final and binding upon the other party.

                  (c) Each party shall fully cooperate with the other with respect to the administration and reporting of Leap WCP Claims, the payment of Leap WCP Claims determined to be payable, and the transfer of the administration of any Leap WCP Claims to the other party as determined under Section 3.3(b). Either party shall have the right to "outsource" (i.e., transfer the administration of claims to a third party administrator or cause claims to be paid through insurance) any and all Leap WCP Claims for which it is administratively responsible.

                  (d) For purposes of this Section 3.3, "Legally Permissible" shall be determined on a state-by-state basis, and shall mean that administration of Leap WCP Claims by Leap both (i) is permissible under the applicable state's workers' compensation laws (taking into account all relevant facts, including that Leap may have a self-insurance certificate in that state) and (ii) would not have a material adverse effect on QUALCOMM's workers' compensation coverage within that state.

                                    ARTICLE 4

                           DEFINED CONTRIBUTION PLANS

         4.1      LEAP 401(k) PLAN.

                  (a) PLAN TRUST. Immediately after the Distribution Date or prior to that time, Leap shall establish, or cause to be established, a trust qualified under Code Section 401(a), exempt from taxation under Code Section 501(a)(1), and forming part of the Leap 401(k) Plan.

                  (b) ASSUMPTION OF LIABILITIES AND TRANSFER OF ASSETS. Immediately after the Distribution Date or prior to that time: (i) the Leap 401(k) Plan shall assume and be solely responsible for all Liabilities to or relating to Leap Individuals under the QUALCOMM 401(k) Plan other than Liabilities arising prior to the transfer of assets described in the following clause (ii) relating to breach of the trust or plan or failure of QUALCOMM to comply with applicable laws, regulations or agreements; and (ii) QUALCOMM shall cause the accounts of the Leap Individuals under the QUALCOMM 401(k) Plan which are held in trust as of the Close of the Distribution Date to be transferred to the Leap 401(k) Plan, and the related trust, and Leap shall cause such transferred accounts to be accepted by such plan and trust. Effective no later than Immediately after the Distribution Date, both QUALCOMM and Leap shall use their reasonable best efforts to enter into such mutually satisfactory agreements to accomplish such assumptions and transfers, and Leap shall use its reasonable best efforts to enter into such agreements satisfactory to Leap to provide for the maintenance of the necessary participant records, the



                                       7.

appointment of an initial trustee under the Leap 401(k) Plan, the engagement of an initial recordkeeper under such plans, and the selection of one or more investment managers to manage the assets of the Leap 401(k) Plan.

         4.2      LEAP EXECUTIVE RETIREMENT PLANS.

                  (a) PLAN TRUST. Immediately after the Distribution Date or prior to that time, Leap shall establish, or cause to be established, a trust or separate trusts for the deposit of assets forming part of the Leap Executive Retirement Plans.

                  (b) ASSUMPTION OF LIABILITIES AND TRANSFER OF ASSETS. A Leap Individual may request not later than December 31, 1998, and QUALCOMM may then permit, if the Leap Individual executes an agreement provided by QUALCOMM releasing QUALCOMM from liability arising out of events after the transfer, the account of the Leap Individual under the respective QUALCOMM Executive Retirement Plans which are held in trust as of the Close of the Distribution Date to be transferred to the corresponding Leap Executive Retirement Plan and related trust (the "Transferred Accounts"), and Leap shall cause such Transferred Accounts to be accepted by such plan and trust. As to Transferred Accounts, the Leap Executive Retirement Plans shall assume and be solely responsible for all Liabilities to or relating to the Leap Individual under the respective QUALCOMM Executive Retirement Plans other than Liabilities arising before the transfer of the accounts under these plans relating to breach of the trust or plan or failure of QUALCOMM to comply with applicable laws, regulations or agreements. Effective no later than Immediately after the Distribution Date, QUALCOMM and Leap shall use their reasonable best efforts to enter into such mutually satisfactory agreements to accomplish such assumptions and transfers, and Leap shall use its reasonable best efforts to enter into such agreements satisfactory to Leap to provide for the maintenance of the necessary participant records, the initial appointment of a trustee under the Leap Executive Retirement Plans, the initial engagement of a recordkeeper under such plans, and the selection of one or more investment managers to manage the assets of the Leap Executive Retirement Plans.

                                    ARTICLE 5

       EMPLOYEE BENEFITS AND NON-EMPLOYEE DIRECTOR BENEFITS UNDER QUALCOMM
                   LONG-TERM INCENTIVE PLANS; LIFE INSURANCE


         5.1 LEAP OPTION GRANTS WITH RESPECT TO CERTAIN QUALCOMM OPTIONS.

                  (a) Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, Leap shall grant to each Person who is either a current or former employee, consultant or director of QUALCOMM (as determined by QUALCOMM) and who is a holder of a QUALCOMM Option that is outstanding as of immediately prior to the Close of the Distribution Date, a Leap Option, with respect to each such QUALCOMM Option, in substantially the form attached hereto as Exhibit A (each a "Distribution Option") which shall be delivered to each such holder as soon as practicable after the Close of the Distribution Date.

                  (b) Each Distribution Option shall provide for the purchase of a number of shares of Leap Common Stock equal to twenty-five percent (25%) of the number of shares of


                                       8.

QUALCOMM Common Stock which are subject, as of immediately prior to the Close of the Distribution Date, to the QUALCOMM Option (the "Corresponding QUALCOMM Option") with respect to which such Distribution Option is granted (whether vested or unvested), and then rounded down in the case of each Distribution Option to the nearest whole share. Concurrently with the delivery of the Distribution Options to the holders of such QUALCOMM Options pursuant to Section 5.1(a), Leap shall pay to each such holder cash in lieu of any fractional share equal to the product of (A) the fraction represented by such fractional share, times (B) the excess of the Leap Stock Value over the per-share exercise price of such Leap Option.

                  (c) The per-share exercise price of each Distribution Option shall be calculated by multiplying the per-share exercise price of the applicable Corresponding QUALCOMM Option by the product of four multiplied by a fraction, the numerator of which is one-fourth of the Leap Stock Value and the denominator of which is the sum of the QUALCOMM Stock Value and the Leap Stock Value. The vesting provisions, term and other provisions of each Distribution Option shall be the same as those in effect with respect to the applicable Corresponding QUALCOMM Option immediately prior to the Close of the Distribution Date, except as otherwise provided for in this Section 5.1 and subject to the provisions of Section 5.3.

                  (d) The per-share exercise price of each Corresponding QUALCOMM Option shall be reduced as of immediately prior to the Close of the Distribution Date to the price determined by multiplying the per-share exercise price of such Corresponding QUALCOMM Option as in effect immediately prior to such reduction by a fraction, the numerator of which is the QUALCOMM Stock Value and the denominator of which is the sum of the QUALCOMM Stock Value and the Leap Stock Value. The vesting provisions, term and other provisions of each such Corresponding QUALCOMM Option shall be the same as those in effect immediately prior to the Close of the Distribution Date, subject to the provisions of
Section 5.3.

         5.2 ADJUSTMENT OF CERTAIN QUALCOMM OPTIONS. Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, QUALCOMM shall cause to be made, with respect to each QUALCOMM Option held by any Person as of immediately prior to the Close of the Distribution Date who is not either a current or former employee, consultant or director of QUALCOMM (as determined by QUALCOMM), an adjustment to the per share exercise price and number of shares of QUALCOMM Common Stock subject to such Option in such manner as QUALCOMM deems appropriate in its reasonable discretion pursuant to the terms of the QUALCOMM Long Term Incentive Plan pursuant to which such Option was originally granted.

         5.3 AMENDMENT OF QUALCOMM OPTIONS HELD BY LEAP EMPLOYEES. Subject to the terms of this Agreement, effective as of immediately prior to the Close of the Distribution Date, QUALCOMM shall, with respect to each QUALCOMM Option held by any Leap Individual who is as of Immediately after the Distribution Date an employee of Leap, cause the vesting provisions of such Option to be amended such that the vesting of such Option is tied to such Leap Individual's continued employment with Leap rather than QUALCOMM, all as more fully set forth in and in accordance with the terms of the Option Amendment Agreement and Release in the form substantially as attached hereto as Exhibit B and, with respect to each such


                                       9.

Leap Individual, subject to the execution and delivery by such Leap Individual of such Option Amendment Agreement and Release.

         5.4 SAVINGS CLAUSE. Notwithstanding any other provision of Sections 5.1 through 5.3, if and to the extent QUALCOMM shall determine in its reasonable judgment that any action required to be taken by QUALCOMM or Leap under such Sections may not comply with all applicable laws or the terms of any applicable Long Term Incentive Plan or that any such action is otherwise inappropriate or inadvisable, QUALCOMM shall be entitled to require that Leap or QUALCOMM instead shall take such other action that QUALCOMM determines in its reasonable judgment is necessary or appropriate in order to comply with such laws or Long Term Incentive Plan or is otherwise appropriate or advisable. In no event shall the total effect of the grant of any Leap Options or adjustment of any QUALCOMM Options pursuant to such Sections cause a new measurement date for any QUALCOMM Option to be used by QUALCOMM's accountants.

         5.5 ISSUANCE OF LEAP SHARES WITH RESPECT TO CERTAIN QUALCOMM OPTION EXERCISES.

                  (a) To the extent a QUALCOMM Option granted to a current or former employee, director or consultant of QUALCOMM (as determined by QUALCOMM) is exercised after the Record Date but prior to the Close of the Distribution Date, then Leap shall issue and deliver, within ten (10) days (or such shorter period of time as may be required by applicable laws or the requirements of Nasdaq) after the Close of the Distribution Date, to the holder of such QUALCOMM Option such number of shares of Leap Common Stock that equals one-fourth the number of shares for which such QUALCOMM Option was so exercised; provided that such number of shares of Leap Common Stock shall be rounded down to the nearest whole share and concurrently with the delivery of such shares to the holders of such QUALCOMM Options, Leap shall pay to each such holder cash in lieu of any fractional share equal to the product of (A) the fraction represented by such fractional share, times (B) the Leap Stock Value. Notwithstanding any other provision in this Agreement or any Ancillary Agreement, QUALCOMM shall have no obligation to deliver any shares of Leap Common Stock with respect to any such exercises.

                  (b) For each such share of Leap Common Stock delivered pursuant to this Section 5.5, within the time set forth in subsection 5.5(a), QUALCOMM shall pay to Leap a pro-rated portion of the consideration received by QUALCOMM from such exercise of the QUALCOMM Option as is determined by QUALCOMM in its reasonable judgment to be appropriate and which is consistent with the allocation of option exercise prices otherwise provided for in Section 5.1. The shares reserved for issuance under the Leap Long-Term Incentive Plan under which such shares would have been issued had the exercise of the QUALCOMM Option not occurred prior to the Close of the Distribution Date shall be correspondingly reduced by the number of shares so delivered.

         5.6 BLACK-OUT OF CERTAIN EXERCISES OF QUALCOMM OPTIONS. QUALCOMM shall use reasonable efforts to cause each QUALCOMM Option outstanding during the period beginning with the Record Date and ending as of immediately prior to the Close of the Distribution Date and held by any Person who is not a current or former employee, director or consultant of QUALCOMM (as determined by QUALCOMM) not to be exercised by the holder thereof during such period.



                                      10.

         5.7 REGISTRATION REQUIREMENTS. Following the date as of which the Form 10 is declared effective by the SEC but in any case prior to the date of issuance or grant of any Leap Option and/or shares of Leap Common Stock pursuant to this Article 5, Leap agrees that it shall file a Form S-8 Registration Statement with respect to and cause to be registered pursuant to the Securities Act of 1933, as amended, each such grant and/or issuance of such Options and/or Common Stock, as applicable and as required pursuant to such Act and any applicable rules or regulations thereunder.

         5.8 Split Dollar Life Insurance. QUALCOMM and Leap shall take all actions necessary or appropriate to assign to Leap, (i) QUALCOMM's rights and interests in any split dollar life insurance policy covering the life of a Leap Individual, and (ii) QUALCOMM's obligations under any Agreements requiring QUALCOMM to pay any premiums for any split dollar life insurance policy covering the life of a Leap Individual effective on the Distribution Date. Such actions shall include Leap's acceptance of any collateral assignments, policy endorsements or such other documentation executed by or on behalf of such Leap Individual, or any trustee of any trust to which such Leap Individual's policy rights or incidents of ownership under the assigned split dollar policy has been assigned, and Leap's entering into such agreements as may be necessary to fulfill any obligations of QUALCOMM to any such trustee of any trust, or any insurance company or insurance agent or broker under such policy or policies. From and after the effective date of the assignment of any such split dollar policy to Leap, Leap shall assume and be solely responsible for all Liabilities, and shall be entitled to all benefits, of QUALCOMM under such policy and any related agreements entered into by such Leap Individual, or any trustee of any trust to which such Leap Individual's policy rights or incidents of ownership under the assigned split dollar policy has been assigned. Leap shall reimburse to QUALCOMM, no later than the thirtieth business day after the Distribution Date, a pro-rated portion of the cost of any premium paid by QUALCOMM for policy coverage during the month in which falls the Distribution Date. The premium shall be pro-rated based on the number of calendar days in the month, and the premium cost allocable to the Distribution Date and the calendar days of that month that fall after the Distribution Date shall be reimbursed to QUALCOMM by Leap.

                                    ARTICLE 6

                           GENERAL AND ADMINISTRATIVE

         6.1 ACCOUNTING METHODOLOGIES AND ASSUMPTIONS. For purposes of this Agreement, unless specifically indicated otherwise, the value of the assets of a Plan shall be the value established for purposes of relevant audited or unaudited financial statements for the period ending on the date as of which the valuation is to be made.

         6.2 SHARING OF PARTICIPANT INFORMATION. QUALCOMM and Leap shall share with each all participant information reasonably necessary to effectuate the transfers and other transactions hereunder.

         6.3 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement or the Separation and Distribution Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Leap Individual or other future, present or former employee of QUALCOMM, a QUALCOMM Entity, Leap, or a Leap Entity under any QUALCOMM Plan or Leap Plan or otherwise. Without limiting the generality of the foregoing: (i) the Distribution shall not cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the QUALCOMM Plans, any of the Leap Plans, or any of the Individual Agreements; and (ii) except as expressly provided in this Agreement, nothing in this Agreement shall preclude Leap, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Leap Plan, any benefit under any Leap Plan or any trust, insurance policy or funding vehicle related to any Leap Plan.

         6.4 BENEFICIARY DESIGNATIONS. All beneficiary designations made by Leap Individuals for QUALCOMM Plans shall be transferred to and be in full force and effect under the corresponding Leap Plans until such beneficiary designations are replaced or revoked by the Leap Individual who made the beneficiary designation.

         6.5      REQUESTS FOR AGENCY RULINGS AND OPINIONS.

                  (a) COOPERATION. Leap shall cooperate fully with QUALCOMM on any issue relating to the transactions contemplated by this Agreement for which QUALCOMM elects to seek a determination letter or private letter ruling from the IRS, an advisory opinion from the DOL, or a no-action letter or other ruling from the SEC. QUALCOMM shall cooperate fully with Leap with respect to any request for a determination letter or private letter ruling from the


                                      11.

IRS, an advisory opinion from the DOL, or a no-action letter or other ruling from the SEC, with respect to any of the Leap Plans relating to the transactions contemplated by this Agreement.

                  (b) LIFE INSURANCE. To the extent the transfer or allocation of all or a portion of any life insurance policies results in any adverse tax or legal consequences, including without limitation (i) any finding that such transfer results in the creation of a modified endowment contract within the meaning of Code Section 7702A, a transfer for value within the meaning of Code
Section 101(a), or a lack of insurable interest for either QUALCOMM or Leap (or their respective trusts, if any), or (ii) multiple claims for insurance proceeds, QUALCOMM and Leap shall take such steps as may be necessary to contest any such finding and, to the extent of any final determination that such adverse tax or legal consequences will result, QUALCOMM and Leap shall make such further adjustments so as to place both parties in the proportionate financial position that they each would have been in relative to the other but for such adverse tax or legal consequences.

         6.6 FIDUCIARY MATTERS. QUALCOMM and Leap each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard.

         6.7 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, QUALCOMM and Leap shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, QUALCOMM and Leap shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used herein shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by Leap and QUALCOMM.

         7.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.



                                      12.

         7.3 AFFILIATES. Each of QUALCOMM and Leap shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a QUALCOMM Entity or a Leap Entity, respectively.

         7.4 THIRD PARTY BENEFICIARIES. Except for the indemnification rights under this Agreement of any QUALCOMM Indemnitee or Leap Indemnitee in their respective capacities as such, (a) the provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person except the parties any rights or remedies hereunder, and (b) there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement.

         7.5 NOTICES. All notices or other communications under this Agreement or any Ancillary Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person or (b) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

If to QUALCOMM, to:                 QUALCOMM Incorporated.
                                    6455 Lusk Boulevard
                                    San Diego, CA 92121
                                    Attn: President

                                    With a copy to General Counsel at the same
address.

If to Leap, to:                     Leap Wireless International, Inc.
                                    10307 Pacific Center Court
                                    San Diego, CA  92121
                                    Attn: President

                                    With a copy to General Counsel at the same address.

Either party may, by notice to the other party, change the address to which such notices are to be given.

         7.6 SEVERABILITY. If any provision of this Agreement or any Ancillary Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

         7.7 MODIFICATION AND AMENDMENT; ENTIRE AGREEMENT. This Agreement may not be modified or amended except in a writing signed by the parties. This Agreement sets forth the



                                      13.

entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         7.8 DISPUTE RESOLUTION. The parties acknowledge and agree that this Agreement and any dispute hereunder shall be subject to and governed by the dispute resolution provisions set forth in Article 10 of the Separation and Distribution Agreement.

         7.9 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of laws principles of the State of California, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.



                                      14.

         IN WITNESS WHEREOF, the parties have caused this Employee Benefits Agreement to be duly executed as of the day and year first above written.

                                     QUALCOMM INCORPORATED:



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     LEAP WIRELESS INTERNATIONAL, INC.:



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------




                                      15.